IVY FUNDS, INC.

Supplement dated March 1, 2010
to the
Ivy Fixed Income and Money Market Funds Prospectus dated July 31, 2009 and as supplemented October 7, 2009 and November 3, 2009
to the
Ivy Class E Shares Prospectus dated July 31, 2009
and as supplemented December 1, 2009

The following information replaces the corresponding information in the Fixed Income and Money Market Funds Prospectus regarding Limited-Term Bond in the section entitled "Calculation of Sales Charges on Class A Shares:"

Calculation of Sales Charges on Class A Shares

Ivy Limited-Term Bond Fund

		Sales Charge	Reallowance
		as Approx.	to Dealers
	Sales Charge	Percent of	as Percent
Size of	as Percent of	Amount	of Offering
Purchase	Offering Price[1]	Invested	Price
--------	-----------	----------	-----------
under $250,000	2.50%	2.56%	2.00%
$250,000 and over[2]	0.00	0.00	see below

1Due to the rounding of the NAV and the offering price of a Fund to two decimal places, the actual sales charge percentage calculated on a particular purchase may be higher or lower than the percentage stated above.

2No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund will impose a CDSC of 1.00% on certain redemptions made within 12 months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price.

IFDI may pay broker-dealers up to 1.00% on investments made in Class A shares with no initial sales charge.

IFDI or its affiliates may pay additional compensation from its own resources to broker-dealers based upon the value of shares of a Fund owned by the broker-dealer for its own account or for its customers, including compensation for shares of the Funds purchased by customers of such broker-dealers without payment of a sales charge. Please see "Additional Compensation to Intermediaries" for more information.

The following information replaces the corresponding information in the Class E Shares Prospectus regarding Limited-Term Bond in the section entitled "Calculation of Sales Charges on Class E Shares:"

Calculation of Sales Charges on Class E Shares

Ivy Limited-Term Bond Fund

		Sales Charge	Reallowance
		as Approx.	to Dealers
	Sales Charge	Percent of	as Percent
Size of	as Percent of	Amount	of Offering
Purchase	Offering Price[1]	Invested	Price
--------	-----------	----------	-----------
under $250,000	2.50%	2.56%	2.00%
$1,000,000 and over[2]	0.00	0.00	see below

1Due to the rounding of the NAV and the offering price of a Fund to two decimal places, the actual sales charge percentage calculated on a particular purchase may be higher or lower than the percentage stated above.

2No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund will impose a CDSC of 1.00% on certain redemptions made within 12 months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price.

IFDI may pay dealers up to 1.00% on investments made in Class E shares with no initial sales charge.

IFDI or its affiliates may pay additional compensation from its own resources to broker-dealers based upon the value of shares of a Fund owned by the broker-dealer for its own account or for its customers, including compensation for shares of the Funds purchased by customers of such broker-dealers without payment of a sales charge. Please see "Additional Compensation to Intermediaries" for more information.